================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2006

                           DEALERTRACK HOLDINGS, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      000-51653                 52-2336218
----------------------------         -------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY                           11042
    ----------------------------------                                ----------
  (Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code: 516-734-3600

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the fourth quarter of 2005 and the year ended December 31, 2005, and forward-looking statements relating to 2006, as presented in a press release of March 14, 2006. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DealerTrack Holdings, Inc.

 March 14, 2006                             By:   Mark F. O'Neil
                                            ------------------------------------
                                                  Name:  Mark F. O'Neil
                                                  Title: Chairman, President and
                                                         Chief Executive Officer

                                  Exhibit Index

EXHIBIT NO.            DESCRIPTION
-----------            ---------------------------------------------------------
 99.1                  Registrant's Press Release dated March 14, 2006.